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          SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C.  20549


                       Form 8-K


                    CURRENT REPORT


          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): JUNE 16, 1998
                                                  (MAY 28, 1998)



                  GLEN BURNIE BANCORP
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(Exact name of registrant as specified in its charter)



MARYLAND                       0-24047           52-1782444
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(State or other jurisdiction  (Commission     (I.R.S. Employer
of incorporation)             File Number)   Identification No.)


101 CRAIN HIGHWAY, S.E., GLEN BURNIE, MARYLAND          21227
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:(410)766-3300
                                                   -------------

                         Not Applicable
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(Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.
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     By letters dated May 28, 1998 and June 2, 1998,
respectively, the Federal Deposit Insurance Corporation ("FDIC") and the Maryland Commissioner of Financial Regulation (the "Commissioner") advised the Registrant's principal subsidiary, The Bank of Glen Burnie (the "Bank") that the Memorandum of Understanding into which the Bank's Board of Directors had previously entered with the FDIC and the Commissioner has been
terminated.
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                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              GLEN BURNIE BANCORP




Date:  June 16, 1998          By:  /s/ F. William Kuethe, Jr.
                                   --------------------------
                                   F. William Kuethe, Jr.
                                   President